Exhibit 10(f)


                       TARIFF FOR RETAIL DELIVERY SERVICE
                         ONCOR ELECTRIC DELIVERY COMPANY

APPENDIX A
Applicable:  Entire Certified Service Area                          Page 1 of 3
Effective Date: January 1, 2002                              Revision: Original
===============================================================================



APPENDIX A: AGREEMENT BETWEEN COMPANY AND
COMPETITIVE RETAILER REGARDING TERMS AND
CONDITIONS OF DELIVERY OF ELECTRIC POWER AND
ENERGY(DELIVERY SERVICE AGREEMENT)


Company and Competitive Retailer hereby agree that their relationship regarding the delivery of Electric Power and Energy will be governed by the terms and conditions set forth in Company's Tariff approved by the Public Utility Commission of Texas (Commission). A copy of this Tariff may be obtained by contacting the Central Records Department of the Commission.

I. Notices, bills, or payments required in Company's Tariff shall be delivered to the following addresses:

        FOR COMPANY

        Legal Name:                          Oncor Electric Delivery Company
        Mailing Address:                     301 S. Harwood St., Ste. 7 South
                                             Dallas, Texas 75201
        Phone Number:                        1-888-313-6934 (For CR Business
                                                Support Use Only)
        Phone Number:                        1-888-313-6862 (For Service
                                                Requests)
        Fax Number:                          214-875-2953
        Email Address:                       contactcenter@oncorgroup.com
        Payment Address
           (both electronic and postal):     Mellon Bank
                                             Pittsburg PA
                                             ABA #: 043000261
                                             Account #: 0014541
                                             (Electronic Remittance Only)

        Company may change such contact information through written notice to Competitive Retailer.

        FOR COMPETITIVE RETAILER
        Legal Name:


        Mailing Address:
        Phone Number:
        Fax Number:
        Email Address:

        Billing Address (both electronic and postal): _________________________
                                                      _________________________
        PUC Certificate Number: _______________________________________________

        Competitive Retailer may change contact information through written notice to Company.


                       TARIFF FOR RETAIL DELIVERY SERVICE
                         ONCOR ELECTRIC DELIVERY COMPANY

APPENDIX A
Applicable:  Entire Certified Service Area                          Page 2of 3
Effective Date: January 1, 2002                              Revision: Original
===============================================================================


II.     A.     DESIGNATION OF CONTACT FOR REPORTING OF OUTAGES, INTERRUPTIONS,
               AND IRREGULARITIES

               *Please place a check on the line beside the option selected. THESE OPTIONS AND ATTENDANT DUTIES ARE DISCUSSED IN PRO-FORMA TARIFF SECTION 4.11.1.

        ___ Competitive Retailer will direct Retail Customers to call Competitive Retailer to report outages, interruptions, and irregularities and will then electronically forward such information to Company.

        ___ Competitive Retailer will direct Retail Customers to call Competitive Retailer to report outages, interruptions, and irregularities and will then forward such calls to Company at the following toll-free number:

               1-888-313-4747

        ___ Competitive Retailer will direct Retail Customers to directly call or contact Company to report outages, interruptions, and irregularities. Competitive Retailer will provide Retail Customer with the following Company supplied toll-free number for purposes of such reporting:

               1-888-313-4747

        B.     DESIGNATION OF CONTACT FOR MAKING SERVICE REQUESTS

               *Please place a check on the line beside the option selected. THESE OPTIONS AND ATTENDANT DUTIES ARE DISCUSSED IN PRO-FORMA TARIFF SECTION 4.11.1.

        ___ Competitive Retailer will direct Retail Customers to call Competitive Retailer to make service requests and will then electronically forward such information to Company.

        ___ Competitive Retailer will direct Retail Customers to call Competitive Retailer to make service requests and will then forward such calls to Company at the following toll-free number:

               1-888-313-6862

        ___ Competitive Retailer will direct Retail Customers to directly call or contact Company to make service requests. Competitive Retailer will provide Retail Customer with the following Company supplied toll-free number for purposes of making such requests.

               1-888-313-6862



                       TARIFF FOR RETAIL DELIVERY SERVICE
                         ONCOR ELECTRIC DELIVERY COMPANY

APPENDIX A
Applicable:  Entire Certified Service Area                          Page 3 of 3
Effective Date: January 1, 2002                              Revision: Original
===============================================================================



III.    TERM

        This Agreement shall commence upon the date of execution by both Parties (the "Effective Date") and shall terminate upon mutual agreement of the Parties or upon the earlier of the date (a) Competitive Retailer informs the Company that it is no longer operating as a Competitive Retailer in Company's service territory; (b) a new Delivery Service Agreement between the Parties hereto becomes effective; or (c) Competitive Retailer is no longer certified by the Commission as a retail electric provider in Company's certificated service area.

        Termination of this Agreement, for any reason, shall not relieve Company or Competitive Retailer of any obligation accrued or accruing prior to such termination.

IV. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all constitute one and the same instrument.

V.      SIGNATURES

COMPANY                      Oncor Electric Delivery Company

(legal signature)                   ___________________________________

(date)                              ___________________________________



COMPETITIVE RETAILER (insert name)  ___________________________________

(legal signature)                   ___________________________________

(date)                              ___________________________________